Exhibit 10.6

Execution Copy

SPIRIT FINANCE CORPORATION

REGISTRATION AGREEMENT

This REGISTRATION AGREEMENT (this “Agreement”) is made as of July 8, 2011, among Spirit Finance Corporation, a Maryland corporation (the “Company”), and each of the Persons listed on the Schedule of Participating Lenders attached hereto (the “Participating Lenders”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Section 1.

The Company and the Participating Lenders are parties to a Conversion Agreement dated as of the date hereof (the “Conversion Agreement”), pursuant to which the Participating Lenders have granted the Company certain rights with respect to the conversion of all or a portion of the term loans held by each of the Participating Lenders. In order to induce the Participating Lenders to enter into the Conversion Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Definitions. Unless otherwise set forth below or elsewhere in this Agreement, other capitalized terms contained herein have the meanings set forth in the Conversion Agreement.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

“Common Stock” means (i) the Company’s common stock, par value $0.01 per share, (ii) any securities of the Company or any successor or assign of the Company into which such stock is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise, and (iii) any securities received as a dividend or distribution in respect of the securities described in clauses (i) and (ii) above.

“Company” has the meaning set forth in the preamble.

“Conversion Agreement” has the meaning set forth in the recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Expiration Date” means the earlier of (i) two years from the issuance of the Registrable Securities and (ii) such time as all of the Registrable Securities registered pursuant to the Shelf Registration have ceased to be Registrable Securities.

“FINRA” means the Financial Industry Regulatory Authority.

“Follow-On Holdback Period” has the meaning set forth in Section 3(b).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Extension” has the meaning set forth in Section 3(c).

“Holdback Period” has the meaning set forth in Section 3(a).

“Indemnified Parties” has the meaning set forth in Section 6(a).

“Participating Lenders” has the meaning set forth in the recitals.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision

“Public Offering” means any sale or distribution by the Company and/or holders of Capital Stock of the Company to the public of Capital Stock of the Company pursuant to an offering registered under the Securities Act.

“Qualifying IPO” has the meaning set forth in the Conversion Agreement.

“Registrable Securities” means any Common Stock issued pursuant to the Conversion Agreement and any other securities issued in respect of such Common Stock pursuant to clauses (ii) and (iii) of the definition of Common Stock set forth above in this Section 1. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144 following the consummation of the Company’s initial Public Offering or (c) repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities that constitute Common Stock to be registered pursuant to this Agreement.

“Registration Expenses” has the meaning set forth in Section 5(a).

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 3(a).

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Registration” has the meaning set forth in Section 2(a).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Period” has the meaning set forth in Section 4(a)(vi).

“Underwritten Take-Down” has the meaning set forth in Section 2(b).

“Underwritten Take-Down Notice” has the meaning set forth in Section 2(b).

“Violation” has the meaning set forth in Section 6(a).

Section 2. Shelf Registration.

(a) Filing of Shelf Registration Statement. Subject to the terms and conditions of this Agreement, the Company will use reasonable best efforts to file and cause to be declared effective on or prior to the first anniversary of a Qualifying IPO of the Company’s Common Stock a registration statement under the Securities Act with respect to the sale from time to time pursuant to Rule 415 (the “Shelf Registration”) of all of the Registrable Securities for which the

Company has received notice to include in such Shelf Registration. The Company shall include in such Shelf Registration all Registrable Securities requested to be included therein in writing within 20 days following the date the Company provides written notice to holders of Registrable Securities that it intends to file a registration statement in satisfaction of its obligations under this Section 1(a) (which written notice to holders of Registrable Securities shall be provided by the Company not more than 60 nor less than 30 days prior to the date on which the Company intends to file the Shelf Registration with the U.S. Securities and Exchange Commission); provided that no holder of Registrable Securities shall be entitled to include Registrable Securities in the Shelf Registration unless it has timely provided to the Company all information reasonably requested by the Company in connection with the Shelf Registration. The Company shall pay the Registration Expenses in connection with such Shelf Registration.

(b) Underwritten Take-Downs. The holders of Registrable Securities then included in the Shelf Registration Statement may on up to two occasions after the Shelf Registration becomes effective deliver a written notice (an “Underwritten Take-Down Notice”) to the Company specifying that the sale of some or all of the Registrable Securities subject to the Shelf Registration will be conducted through an underwritten offering (an “Underwritten Take-Down”) and specifying the amount of Registrable Securities proposed to be included in the Underwritten Take-Down; provided that no Underwritten Take-Down shall be permitted unless such Underwritten Take-Down is reasonably expected to result in aggregate gross proceeds of at least $60 million. Upon receipt of an Underwritten Take-Down Notice, the Company will provide notice to all other holders of Registrable Securities included in the Shelf Registration offering to include in such Underwritten Take-Down the number of Registrable Securities requested in writing to be included therein. Each holder of Registrable Securities included in the Shelf Registration will have five business days (or one business day in the case of an overnight or bought underwritten offering) after the Underwritten Take-Down Notice has been delivered to request in writing the inclusion of such holder’s Registrable Securities in the Underwritten Take- Down. Each holder of Registrable Securities shall have the right to withdraw such holder’s request for inclusion in such Underwritten-Takedown by giving written notice to the Company of such withdrawal at least one business day prior to the pricing of such Underwritten Take- Down. In the event of an Underwritten Take-Down, the Company shall have the right to select the managing underwriter or underwriters to administer the offering; provided, however, that such managing underwriter or underwriters shall be reasonably acceptable to the holders of a majority of the Registrable Securities proposed to be included in such Underwritten Take-Down. Any Underwritten Take-Down terminated or withdrawn prior to consummation at the request of the holders of a majority of the Registrable Securities proposed to be included in such Underwritten Taken-Down shall count as one of the two Underwritten Take-Downs permitted under this Section 2(b); provided, however, that up to one Underwritten Take-Down may be so terminated or withdrawn without being counted as one of the two Underwritten Take-Downs permitted under this Section 2(b). The Company shall pay the Registration Expenses in connection with the two permitted Underwritten Take-Downs.

(c) Priority on Underwritten Take-Down. In connection with an Underwritten Take-Down, if the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such Underwritten Take-Down prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in an Underwritten Take-Down and who are not entitled to reimbursement of their Registration Expenses must pay their share of the Registration Expenses as provided in Section 5(b).

Section 3. Holdback Agreements in Connection with Underwritten Takedowns. If requested by the Company in connection with an Underwritten Take-Down, each holder of Registrable Securities participating in the Underwritten Take-Down shall enter into customary lock-up agreements with the managing underwriter(s) of such Underwritten Take- Down in a form reasonably satisfactory to the holders of a majority of such Registrable Securities and subject to customary exceptions; provided that the holders of Registrable Securities shall not be required to enter into a lock-up agreement that (i) provides for a lock-up period exceeding 90 days from the date of the final prospectus (the “Holdback Period”) relating to such Underwritten Take-Down (subject to Section 3(a) below) or (ii) is on terms less favorable to the holders of Registrable Securities than the lock-up agreement entered into by the Sponsors or any other Person in connection with such Underwritten Take-Down. Each holder of Registrable Securities agrees as follows in connection with any such lock-up agreement:

(a) in the event that (i) the Company issues an earnings release or discloses other material information or a material event relating to the Company and its Subsidiaries occurs during the last 17 days of the Holdback Period or (ii) prior to the expiration of the Holdback Period the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period shall be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a “Holdback Extension”).

(b) The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the restrictions set forth in this Section 3 until the end of such Holdback Period, including any Holdback Extension.

Section 4. Registration Procedures.

(a) In connection with the Shelf Registration, the Company shall:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use reasonable best efforts to cause such registration statement to become effective;

(ii) notify each holder of Registrable Securities included in any registration statement of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities included in any registration statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of such registration statement;

(iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending up the earlier of (i) the Expiration Date and (ii) when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, that at any time, upon written notice to the participating holders of Registrable Securities and for a period not to exceed 60 days thereafter (the “Suspension Period”), the Company may suspend the use or effectiveness of any registration statement (and the holders of Registrable Securities hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Board of Directors of the Company has determined in good faith that the disclosure necessary for continued use of the prospectus and registration statement by the Holders would be materially detrimental to the Company;

(vii) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) in connection with an Underwritten Take-Down, enter into and perform such customary agreements (including underwriting agreements in customary form) as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request;

(x) make available for inspection by any seller of Registrable Securities that could reasonably be deemed an underwriter, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case upon execution of a confidentiality agreement in a customary form (and subject to appropriate exceptions, taking into account the due diligence responsibilities of the sellers of Registrable Securities) and reasonably satisfactory to the Company (other than in the case of any investment bank participating as an underwriter in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such investment bank, with respect to each of whom no confidentiality agreement shall be required pursuant to this clause (x));

(xi) otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xii) permit any holder of Registrable Securities that could reasonably be deemed an underwriter to participate in the preparation of such registration or comparable statement and to allow such holder to provide language for insertion therein, in form and substance reasonably satisfactory to the Company, which in the reasonable judgment of such holder and its counsel should be included;

(xiii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction use reasonable best efforts promptly to obtain the withdrawal of such order;

(xiv) use reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xv) cooperate with the holders of Registrable Securities covered by the registration statement and, in the case of an Underwritten Take-Down, the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

(xvi) cooperate with each holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xvii) in the case of any Underwritten Take-Down, use reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution for the Registrable Securities;

(xviii) in the case of any Underwritten Take-Down, use reasonable best efforts to obtain one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which comfort letter(s) shall be addressed to the underwriters; and

(xix) in the case of any Underwritten Take-Down, use reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated the date of the closing under the underwriting agreement) in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters.

(b) In the event that the Company shall exercise its right to suspend the effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for up to an additional consecutive 45 days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. If so directed by the Company, all holders of Registrable Securities registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the Suspension Period is in effect after receiving notice of such suspension and (ii) use their reasonable best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company may not initiate a Suspension Period more than once in any twelve month period.

Section 5. Registration Expenses.

(a) Company Obligation. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company, reasonable fees and disbursements for one law firm acting as counsel to holders of Registrable Securities in connection with the filing of any registration statement pursuant to this Agreement or in connection with any Underwritten Take-Down (in each case, (i) the fees of such counsel not to exceed $25,000 (or $75,000 in the aggregate in all cases) and (ii) such counsel to be selected by the holders of a majority of the Registrable Securities included in the applicable registration statement or Underwritten Take-Down, as the case may be) and all independent certified public accountants and other Persons retained by the Company) (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. For the avoidance of doubt, all fees and expenses of counsel for the holders of Registrable Securities in excess of those to be paid by the Company pursuant to the immediately preceding sentence shall be borne by the holders of Registrable Securities.

(b) Security Holder Obligation. Each Person that sells securities pursuant to a Shelf Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

Section 6. Indemnification and Contribution.

(a) By the Company. The Company shall indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, such holder’s officers, directors, employees, partners, members, stockholders, agents and representatives and each Person who controls such holder or any of such other Persons (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b) By Each Security Holder. In connection with any registration statement or Underwritten Take-Down in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel (in addition to any local counsel), chosen by the holders of a majority of the Registrable Securities included in the registration if such holders are indemnified parties, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director employee, partner, member, stockholder, representative, agent or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 7. Participation in Underwritten Registrations and Suspended Distributions.

(a) Participation in Underwritten Registrations. No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and customary for similar transactions. Each holder of Registrable Securities participating in an underwritten offering hereunder shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 3, Section 4 and this Section 7(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3 and this Section 7(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, the Company and the underwriters created pursuant to this Section 7(a).

(b) Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(a)(vi). In the event the Company has given any such notice, the Expiration Date shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7(b) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(a)(vi).

Section 8. General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and holders of a majority of the Registrable Securities; provided that no such amendment, modification or waiver that would materially and adversely affect a holder or group of holders of Registrable Securities in a manner materially different than any other holder or group of holders of Registrable Securities shall be effective against such holder or group of holders of Registrable Securities without the consent of the holders of a majority of the Registrable Securities so affected. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(c) Entire Agreement. Except as otherwise provided herein, this Agreement, together with the Joinder Agreement dated the date hereof to the Amended and Restated Stockholder Rights Agreement dated November 14, 2007, contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(e) Notices. All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by courier service, messenger, facsimile, electronic transmission (including email), or if duly deposited in the mail, by certified or registered mail, postage prepaid return receipt requested, and shall be deemed to have been duly given or made: (a) upon delivery, if delivered personally or by courier service or messenger, in each case with record of receipt; (b) upon transmission with confirmed delivery, if sent by facsimile or electronic transmission (including email); or (c) when received after being sent by certified or registered mail, postage pre paid, return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by written notice to the other Parties:

Spirit Finance Corporation

14631 N. Scottsdale Road

Suite 200

Scottsdale, AZ 85254

Attn: Chief Executive Officer and President

Facsimile: (480) 606-0826

With a copy to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attn: Matthew E. Steinmetz, P.C.

     Ted M. Frankel

Facsimile: (312) 862-2200

Email: matthew.steinmetz@kirkland.com

       ted.frankel@kirkland.com

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(f) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(g) Governing Law. This Agreement, and all claims or causes of action (whether at law or in equity, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of New York.

(h) MUTUAL WAIVER OF JURY TRIAL. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE

PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(i) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN A STATE OR FEDERAL COURT WITHIN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY ALSO AGREES NOT TO BRING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.

(j) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(k) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(l) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(m) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(n) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each of the Company and each holder of Registrable Securities shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(o) Intentionally Omitted.

(p) Rule 144. In order to make available to the Participating Lenders the benefits of Rule 144 under the Securities Act (“Rule 144”), the Company shall (i) use reasonable best efforts to make and keep current public information available, as those terms are understood and defined in Rule 144, at all times following the date the Company first becomes subject to the reporting requirements of Section 13 or 15(d) the Exchange Act, (ii) use reasonable best efforts to file all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder at any time after it has become subject to such reporting requirements, and (iii) deliver, upon request of any holder of Registrable Securities, a written certification to such holder as to whether the Company has complied with the information and other requirements of Rule 144 and this Section 8(p). On or prior to the date that is 180 days after the date the Company issues the Common Stock in connection with the Conversion, the Company shall use reasonable best efforts to deliver to its transfer agent a legal opinion on behalf of the Company from counsel to the Company to the effect that the Registrable Securities may thereafter be resold pursuant to Rule 144 by holders of Registrable Securities to the extent the conditions of such rule have been satisfied (it being understood that such opinion shall address Rule 144 only and shall not address any lockup agreements or contractual restrictions to which the Registrable Securities may be subject). Without limiting the generality of the foregoing, the holders of Registrable Securities acknowledge and agree that such legal opinion may assume that, at the time of any sale of Registrable Securities, the transferring holder of such Registrable Securities (i) is not an Affiliate of the Company and has not been an Affiliate of the Company for a period of at least 90 days immediately before the sale and (ii) has satisfied the holding period requirement set forth in Rule 144(d)(i) or 144(d)(ii), as applicable, and such legal opinion may be conditioned upon certification by the transferring holder of such Registrable Securities to the Company and the transfer agent of the foregoing facts and certification by the Company to the transfer agent at the time of sale that the current public information condition set forth in Rule 144(c) has been met in the event the holding period condition in Rule 144(d)(i) is satisfied but the holding period condition in Rule 144(d)(ii) has not been satisfied at the time of such sale. Such legal opinion shall remain in effect until such time as the Company or counsel issuing such opinion notifies the transfer agent that Rule 144 is no longer so available. In addition to the foregoing, the Company shall use reasonable best efforts to take such other measures from time to time as are necessary or as the holders of Registrable Securities may otherwise reasonably request to ensure that such Registrable Securities may be resold pursuant to Rule 144 to the extent available (including through the facilities of any securities exchange), that settlements of such sales of Registrable Securities can be made in a timely manner regular way, and that acquirors of such Registrable Securities acquire such securities within the customary settlement cycle and free of restrictive legends and other restrictions on transfer.

(q) Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction in order to enforce or prevent violation of the provisions of this Agreement.

(r) Effective Time. This Agreement only shall become effective at and as of the Conversion and concurrently with the issuance of the Common Stock to the Participating Lenders upon the Conversion. Without limiting the foregoing, if the Conversion is not completed and does not occur, then this Agreement shall have no force or effect.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

SPIRIT FINANCE CORPORATION

By:	/s/ Michael A. Bender
Michael A. Bender
Its:	Chief Financial Officer

[Signature Page for Registration Agreement]

AMMC CLO III, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Its:	Vice President

[Signature Page for Registration Agreement]

AMMC CLO IV, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Its:	Vice President

[Signature Page for Registration Agreement]

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Its:	Vice President

[Signature Page for Registration Agreement]

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Its:	Vice President

[Signature Page for Registration Agreement]

AMMC VIII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Its:	Vice President

[Signature Page for Registration Agreement]

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
BY: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

By:	/s/ MICHAEL AGLIALORO

Name:	MICHAEL AGLIALORO

Its:	Executive Vice President

[Signature Page for Registration Agreement]

ASSOCIATED BRITISH FOODS PENSION SCHEME
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

Bank of America, N.A.

By:	/s/ Erik S. Grossman

Name:	Erik S. Grossman

Its:	Vice President

[Signature Page for Registration Agreement]

BARCLAYS BANK PLC

By:	/s/ Gez Jordan
Authorized Signatory

Name:	Gez Jordan

Its:	Vice President

[Signature Page for Registration Agreement]

BATTALION CLO 2007-I, LTD.			,

By	BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

	By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Its:	Associate

[Signature Page for Registration Agreement]

BEACH POINT DISTRESSED MASTER FUND, LP
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

BEACH POINT SCF I L.P.
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

BEACH POINT TOTAL RETURN MASTER FUND, LP
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

BPC OPPORTUNITIES FUND LP
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

Brentwood CLO, Ltd.		,

By:	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operation Director

[Signature Page for Registration Agreement]

Citadel Securities Trading LLC

By:	/s/ Paul Vigilante

Name:	Paul Vigilante

Its:	Authorized Signatory

[Signature Page for Registration Agreement]

Credit Suisse Securities (USA) LLC

By:	/s/ Michael Wotanowski

Name:	Michael Wotanowski

Its:	Authorized Signatory

[Signature Page for Registration Agreement]

Deutsche Bank AG Caymon Islands Branch
By: DB Services New Jersey, Inc.

By:	/s/ Deirdre Cesarió

Name:	Deirdre Cesarió

Its:	Assistant Vice President

By:	/s/ Angeline Quintana
Angeline Quintana
Assistant Vice President

[Signature Page for Registration Agreement]

Eastland CLO, Ltd.		,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

EMPYREAN INVESTMENTS, LLC

By:	/s/ RYAN MAYETANI

Name:	RYAN MAYETANI

Its:	AUTHORIZED SIGNATORY

[Signature Page for Registration Agreement]

Genesis CLO 2007-1 Ltd.			,

By	GLG Ore Hill LLC, its Collateral Manager

	By:	/s/ Marshall E. Stearns

	Name:	Marshall E. Stearns
	Its:	Managing Director

[Signature Page for Registration Agreement]

Gleneagles CLO Ltd.			,

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Grayson CLO, Ltd.			,

By	Highland Capital Management, L.P. As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Greenbriar CLO, LTD.			,

By	Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

GRF MASTER FUND, L.P.

BY: ANCHORAGE CAPITAL GROUP, L.L.C. ITS INVESTMENT MANAGER

By:	/s/ MICHAEL AGLIALORO

Name:	MICHAEL AGLIALORO

Its:	Executive Vice President

[Signature Page for Registration Agreement]

By:	/s/ David Martino

Name:	David Martino

Its:	Controller

Halcyon Master Fund L.P.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

[Signature Page for Registration Agreement]

Highland Credit Opportunities CDO, Ltd.			,

By	Highland Capital Management L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Highland Credit Strategies Fund

By:	/s/ BRIAN MITTS

Name:	BRIAN MITTS

Its:	TREASURER

[Signature Page for Registration Agreement]

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

By:	/s/ BRIAN MITTS

Name:	BRIAN MITTS

Its:	TREASURER

[Signature Page for Registration Agreement]

Highland Loan Funding V Ltd.			,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Highland Offshore Partners, L.P.			,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Highland Park CDO I LTD			,

By	Highland Capital Management, L.P., as HP CDO I Collateral Servicer
By: Strand Advisors, Inc., as its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Jasper CLO Ltd.			,

By	Highland Capital Management L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Liberty CLO, Ltd.			,

By	Highland Capital Management L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Loan Funding VII LLC		,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Longhorn Credit Funding, LLC		,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Midtown Acquisitions L.P.
By: Midtown Acquisitions G.P. LLC

By:	/s/ Tony Yoseloff

Name:	Tony Yoseloff

Its:	Manager

[Signature Page for Registration Agreement]

PCI -FUND, L.L.C.
BY: ANCHORAGE CAPITAL GROUP, L.L.C. ITS: INVESTMENT MANAGER

By:	/s/ MICHAEL AGLIALORO

Name:	MICHAEL AGLIALORO

Its:	Executive Vice President

[Signature Page for Registration Agreement]

POST AGGRESSIVE CREDIT MASTER FUND, LP
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

Red River CLO, Ltd		,

By	Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Rockwall CDO II Ltd.		,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Rockwall CDO LTD		,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

ROYAL MAIL PENSION PLAN
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

Shinnecock CLO 2006-1, LTD.

By:	/s/ JOHN HALL

Name:	JOHN HALL

Its:	AUTHORIZED SIGNATORY

[Signature Page for Registration Agreement]

Southfork CLO, Ltd.			,

By	Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

Stratford CLO, Ltd.			,

By	Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]

THE ROYAL BANK OF SCOTLAND PLC
By:	RBS Securities Inc., its agent

	By:	/s/ Suzanne Glossoti

	Name:	Suzanne Glossoti

	Its:	Authorized Signatory

[Signature Page for Registration Agreement]

Thracia LLC
BY:	P. Schoenfeld Asset Management

	By:	/s/ DHANANJAY PAI, CFO

	Name:	DHANANJAY PAI, CFO

Its:

[Signature Page for Registration Agreement]

VIRGINIA RETIREMENT SYSTEM
By: BEACH POINT CAPITAL MANAGEMENT, LP AS INVESTMENT MANAGER

By:	/s/ CARL GOLDSMITH

Name:	CARL GOLDSMITH

Its:	SENIOR PORTFOLIO MANAGER

[Signature Page for Registration Agreement]

Westchester CLO, Ltd.			,

By	Highland Capital Management, L.P. As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

	By:	/s/ Jason Post

	Name:	Jason Post
	Its:	Operations Director

[Signature Page for Registration Agreement]